ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL Enhanced Bond Index Fund
(the “Fund”)

Supplement dated December 14, 2021
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

At a meeting held November 16, 2021, the Board of Trustees of the Trust approved Sub-Sub-Investment Advisory Agreements between the Fund’s Subadviser, BlackRock Financial Management, Inc., and its affiliates BlackRock (Singapore) Limited and BlackRock International Limited, each of which serve as sub-subadvisers to the Funds effective December 1, 2021.
Accordingly, the Fund’s prospectus and SAI are revised to add the following:
Under Management, at page 26 of the prospectus:
BlackRock International Limited and BlackRock (Singapore) Limited serve as sub-subadvisers to the Fund, effective December 1, 2021. Where applicable, the use of the term Subadviser also refers to the Fund’s sub-subadvisers.
Under Fund Management, The Subadvisers of the Funds, at page 132 of the prospectus, and under The Subadvisers, at page 56 of the SAI:
BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock (Singapore) Limited is located at 20 Anson Road, #18-01, Singapore, 079912. BlackRock International Limited and BlackRock (Singapore) Limited are wholly-owned subsidiaries of BlackRock, Inc. and each serves as a sub-subadviser pursuant to a Sub-Sub-Investment Advisory Agreement with BlackRock Financial Management, Inc.

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